Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2021
SEC Schedule, 12-09, Valuation and Qualifying Accounts [Abstract]
Schedule II - Valuation and Qualifying Accounts
Schedule II—Valuation and Qualifying Accounts

$ in thousands	Balance at Beginning of Year	Additions	Deductions/ Adjustments	Balance at End of Year
Year ended December 31, 2021
Allowance for doubtful accounts (1)	69,693	16,369	(32,529)	53,533
Valuation allowance for deferred tax assets (2)	22,581	35,731	—	58,312
Year ended December 31, 2020
Allowance for doubtful accounts (1)	80,350	16,231	(26,888)	69,693
Valuation allowance for deferred tax assets (3)	23,562	—	(981)	22,581
Year ended December 31, 2019
Allowance for doubtful accounts (1)	77,115	22,191	(18,956)	80,350
Valuation allowance for deferred tax assets (4)	58,505	—	(34,943)	23,562

(1)
The additions to the allowance for doubtful accounts represent the provision for doubtful accounts that is recorded based upon the Company’s evaluation of the collectability of accounts receivable. Deductions/Adjustments are primarily related to actual write-offs of receivables and other adjustments.

(2)
The increase in the valuation allowance for deferred tax assets is primarily related to an increase in net operating loss carryforwards not expected to be realized prior to expiration. Refer to Note 16—
Income Taxes
in the consolidated financial statements included elsewhere in this prospectus for further details.

(3)	The decrease in the valuation allowance for deferred tax assets is primarily related to removal of valuation allowance on net loss carryforwards due to current period taxable income.
(4)
The decrease in the valuation allowance for deferred tax assets is primarily related to the removal of both U.S. federal and state valuation allowance on net operating loss carryforwards based on operating performance and the expectation of future taxable income.